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                                                                    EXHIBIT 10.7
                                  CONFIDENTIAL
                     FINANCIAL SERVICES MARKETING AGREEMENT

         THIS AGREEMENT, made this 17th day of February, 1999, (the "Effective Date"), by and between JUNO ONLINE SERVICES, L.P., a Delaware limited partnership having its principal office at 120 West 45th Street, 39th Floor, New York, New York 10036 (the "Company") and FIRST USA BANK, N.A., a national banking association, having an office at Three Christina Centre, 201 North Walnut Street, Wilmington, Delaware, 19801 ("FUSA"), (referred to collectively as the "Parties" and each referred to individually as a "Party").

                                    RECITALS:

         WHEREAS, the Company is in the business of providing certain electronic mail, Internet access and related services;

         WHEREAS, FUSA desires to market, issue and service those specific credit products, loans, mortgage products and retail banking products provided by it and set forth on Exhibit D (hereinafter collectively referred to as "Products"), subject to the Company's pre-existing contractual limitations and obligations under its current agreement with Lycos (or any successor agreement or agreements effecting the delivery of advertising through the site located at http://home.juno.com, in lieu of the current Lycos Agreement), to the Company Subscribers as defined below;

                  WHEREAS, the Company is willing to help FUSA in the marketing and offering of Product(s) to and among the Company Subscribers subject to the terms and conditions hereinafter contained; and

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.       DEFINITIONS.

         (a) "Account" shall mean both (i) any account opened with FUSA for any Product (I.E., a checking account, savings account, CD, or IRA) and (ii) any issuance of a Product by FUSA I.E., any credit card, loan, mortgage.

         (b) "Ad Bundle" shall mean a set of materials (including without limitation text, images, multimedia elements, and/or software) promoting any FUSA Product by means of a Company Service. Ad Bundles include, without limitation, e-mails, banner advertisements, pop-up ads, interstitial ads, Web click-through ads, and the interactive forms and screens that support such advertising. Each Ad Bundle will consist of a minimum of [***] Impressions, unless the Parties agree to a lower number.

         (c) "Company Services" shall mean the electronic mail and World Wide Web access services provided, maintained, co-brokered, produced, co-produced, and/or owned by Company to or on behalf of the Company Subscribers as of the Effective Date and as may be altered during the term of the Agreement. The Parties agree that the Company Services

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[***]    Confidential treatment has been requested for this portion pursuant to
         Rule 406 promulgated under the Securities Act of 1933, as amended.


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                  do not include the Juno Web sites currently located at
                  http://www.juno.com or http://home.juno.com, or any successor pages thereto.

         (d) "Company Subscriber" shall mean any individual who as of the Commencement Date is a registered user of any Company Service, or who registers for such Company Service at any point thereafter during the Term of this Agreement.

         (e)      "Commencement Date" shall mean May 2, 1999.

         (f) "Contract Year" shall mean each consecutive twelve (12) month period commencing on the Commencement Date of this Agreement.

         (g) "Impression" shall mean a single advertising exposure rendered by any banner, button, text link, window, e-mail, "pop-up", interstitial, transitional, or other form of advertisement displayed by Company, as part of any Ad Bundle, by means of any Company Service.

         (h) "Initial Term" shall mean the period beginning on the Effective Date and continuing through the first [***] Contract Years following the Commencement Date.

         (i) "Program" shall mean the Company's distribution of Impressions as part of any Ad Bundles and FUSA's marketing, issuance and servicing of its Products as contemplated by this Agreement.

         (j) "Renewal Term" shall mean any extension following the Initial Term which is mutually agreed upon in writing by the Parties.

         (k) "Term" shall mean, collectively, the Initial Term and any Renewal Term.

2.       LICENSE TO USE MARKS.

         (a) During the Term of this Agreement, FUSA shall have the right and license to use the names, trademarks, service marks, copyrights and logos of the Company (the "Company Marks") set forth in Exhibit "C" , subject to the terms and conditions of this Section 2(a). Such Company Marks may be used by FUSA solely in connection with the Company's displaying of Impressions as part of an Ad Bundle to Company Subscribers under the Program and on merchandise used to encourage individuals to apply for or use Products ("Premiums"). The Company may at any time modify such Company Marks, in its sole discretion. Such right and license is restricted to use pursuant to the terms of this Agreement in connection with the products and services described herein and shall not apply or extend to any other product or service offered by FUSA. Any use of the Company Marks shall require the express approval of the Company, which approval shall not be unreasonably withheld or delayed. Subject to the foregoing, the Parties agree that once FUSA has obtained approval for a specific

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[***]    Confidential treatment has been requested for this portion pursuant to
         Rule 406 promulgated under the Securities Act of 1933, as amended.

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                  use of the Marks that FUSA will not be obligated to obtain secondary approval for the same use.

         (b) Notwithstanding the foregoing, each of the Parties hereto is and shall remain the owner of all rights in and to its name and logos, domain name(s), and any other identifiers of such Party, as the same now exist or as they may hereafter be modified, including all rights in and to any copyright, trademark, service mark and/or like rights pertaining thereto. Any and all rights to Company Marks not herein specifically licensed to FUSA are reserved to Company. Upon the termination of this Agreement, all rights conveyed by Company to FUSA with respect to the use of Company Marks shall cease, and all such rights shall revert to Company. Nothing contained herein shall require FUSA to cancel any Account or to terminate any cards or Products issued in connection with this Agreement, provided that FUSA's rights to issue, or re-issue, new or replacement cards or other Products that bear any Company Marks shall terminate upon the termination of this Agreement.

3. OFFERING AND ISSUANCE OF PRODUCTS. FUSA shall offer Product(s) to Company Subscribers in accordance with the following provisions:

         (a) Subject to Section 2(a) above and 3(c) below, FUSA shall design, develop, and provide to Company in a format compatible with the Company's format for transmission by means of the Company Services such marketing, promotion and solicitation materials (the "FUSA Materials") as FUSA deems appropriate to promote the Program among Company Subscribers, and the Company shall reasonably assist FUSA with the administration of such promotional and solicitation activities. The Parties agree that FUSA shall have the right to select and promote the marketing and solicitation efforts to be utilized for this Program. Furthermore, the Parties agree that FUSA, in consultation with the Company for the purpose of assuring compliance with the Company's commercially reasonable business objections relating to the timing, duration and displaying of Impressions, has the right to determine the schedule of the transmission of Impressions as part of any Ad Bundles to Company Subscribers. Additionally, the Parties agree that FUSA, subject to the Company's consent which shall not be unreasonably withheld, shall have the right to select the Premiums to be offered to promote the Program. The Parties acknowledge that FUSA reserves the right to limit its solicitation materials to those persons deemed to be creditworthy in accordance with FUSA's normal credit criteria and credit practices. FUSA shall have the right to designate on all Product(s) issued pursuant to this Program such information (other than Company Marks or other information describing the Company) as FUSA shall, in its sole discretion, deem appropriate.

         (b) FUSA shall provide a tracking system for the purpose of calculating the Products purchased by Company Subscribers as a result of the Program, and implement this system in connection with the marketing, issuing and servicing of the Accounts and Products pursuant to this Agreement.

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         (c)      FUSA reserves the right to communicate information to Account holders, Account members, or other Product purchasers, which it normally sends its other Account holders, Account members, or Product purchasers provided the information communicated does not utilize the Company Marks, without having to obtain the prior approval of Company. FUSA shall be solely responsible for the timeliness and content of all communications with Account holders regarding the Accounts and purchasers of Products, and all associated cost therewith.

(d) FUSA shall submit to Company, for its prior approval, samples of all marketing, promotional or solicitation materials, printed or otherwise, which FUSA intends to utilize to market the Program to and among Company Subscribers. Company shall review such materials and respond to FUSA's requests for approval on a timely basis, such approval shall not be unreasonably withheld. The Parties agree that FUSA shall utilize its best effort to continue to market this Program during the Term.

         (e) Products issued and Accounts opened by FUSA pursuant to the Program shall be governed by applicable laws, rules, and regulations, and the terms of the applicable Account holder or Account member agreement to be entered into between such persons and FUSA. Notwithstanding any other limitations contained in this Agreement, FUSA shall have the right to amend such Account holder or Account member agreement at any time in accordance with applicable law such as changing the basic pricing on individual Accounts at anytime in the event of late payments, non-payments, delinquency, payment by checks which fail to clear default, bankruptcy, or other consistent or substantial failure to perform by any Account holder of Account member pursuant to the terms of the Account holder of Account member agreement. FUSA shall be solely responsible for the development, administration and compliance with applicable laws, rules, and regulation of all such Account holder, Account member or similar agreements entered or to be entered between FUSA and any Company Subscribers.

         (f) The Parties shall use their good faith efforts to test new types of Impressions or strategies designed to increase the efficiency of the marketing program, provided that no such new types of Impressions or new strategies shall be introduced into Ad Bundles or otherwise adopted without the mutual agreement of the Parties. Including but not limited to and by way of example of such new types of strategies, the Parties will use their good faith efforts to develop a marketing and solicitation strategy designed to reach new Company Subscribers at the earliest practical time after a Subscriber completes the sign up process, as further clarified in subsection (i) (iv). In addition to the foregoing, FUSA agrees to test the viability of activation premiums pursuant to Exhibit "B" attached hereto and incorporated herein.

         (g) Company shall not possess any ownership interest in Products sold, issued and Accounts established pursuant to this Agreement. (For the avoidance of doubt, the foregoing sentence shall not affect the Company's ownership interest in information about or relating to its



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                  subscribers that was developed or obtained independently
                  by Company.) Subject to the terms of Section 5 of this Agreement, any and all outstanding balances with respect thereto (including, without limitation, all amounts owing for the payments of goods and services, periodic finance charges, late and other charges) and all records developed and retained by FUSA in connection with such outstanding balances shall be the sole property of FUSA or its assigns and Company shall have no rights or interests therein.

         (h) Company shall, during the Term of this Agreement, provide FUSA with the following advertising services:

                  (i) During each Contract Year, the Company shall produce up to [***] unique Ad Bundles based on the FUSA Materials. FUSA shall be responsible for (i) delivering to the Company the FUSA Materials in order to permit production of the Ad Bundles; (ii) in consultation with the Company for the purpose of assuring compliance with the Company's commercially reasonable business objections relating to the timing, duration and displaying of Impressions, determining the schedule of Impressions throughout each Contract Year and the constraints of the targeting (if any) that FUSA desires the Company to undertake in the transmission of such Ad Bundles. Commencing on the Commencement Date, and during each Contract Year thereafter, the Company shall, on behalf of FUSA, transmit such Ad Bundles to Company Subscribers by means of the Company Services, in accordance with the scheduling and targeting requests of FUSA as contemplated by this Agreement. Prior to actually displaying the Ad Bundles, the Company shall submit the final Ad Bundles to FUSA for approval. FUSA's approval of the Ad Bundles shall not be unreasonably delayed. If FUSA does not approve an Ad Bundle, the Company shall, upon receipt of FUSA's written comments, use reasonable commercial efforts to implement any and all changes proposed by FUSA, provided that such changes do not materially increase the cost of development or distribution, or conflict with the terms and conditions of this Agreement, the terms and conditions of the agreements between the Company and the Company's Subscribers, and/or the Company's then current commercially reasonable advertising practices relating to the content of advertisements. The Company shall have no obligation to transmit any Ad Bundles prior to the Commencement Date.

                  (ii) The Parties shall have the right to vary, in their mutual discretion, for the purpose of maximizing the response rate any and all variables affecting Impressions and the transmission of the same through as part of an Ad Bundle, including the duration, time-of-day, physical placement and design. Subject to Company's commercially reasonable policies, the Parties will leverage technologies and information which may include databases and targeting capabilities such as
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[***]    Confidential treatment has been requested for this portion pursuant to
         Rule 406 promulgated under the Securities Act of 1933, as amended.




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                           keywords, Company Subscriber registration
                           information, payment areas and payment mechanisms to maximize the Products sold and the Accounts generated from the Program.

                  (iii) During a Contract Year, the Company shall not be obligated to make an aggregate of more than [***] transmissions of Ad Bundles (which number of transmissions shall include production of up to [***] different distinct Ad Bundles for such Contract Year) to the hard drives of then-current Company Subscribers' computers. During a Contract Year, the Company shall not be obligated to display more than a total of [***] Impressions. The Parties agree that each transmitted Ad Bundle shall contain the following Impressions: [***] "pop-ups", [***] interstitials and [***] banners. The Parties further agree that as a result of the testing of the Impressions served pursuant to this Agreement, the Parties may (subject to their mutual written agreement) vary the allotment in order to maximize the Program's performance. Subject to Section 3 (i)
                           (ii) and item 6 of Exhibit A. The Parties agree that the Impression commitment above is a maximum commitment based on the maximum number of Ad Bundles to be transmitted pursuant to this Agreement. If FUSA desires to exceed the maximum number of Impressions or Ad Bundles scheduled for a particular Contract Year, the Parties will negotiate in good faith to determine satisfactory compensation to be paid to Company (and other satisfactory terms, as necessary), for the provision of such additional Impressions or Ad Bundles. The Parties specifically represent that they are under no obligation to reach an agreement, and until and unless such agreement is reached, FUSA shall be under no obligation to provide additional compensation to Company for the given Contract Year and Company shall be under no obligation to provide additional Impressions or Ad Bundles for the given Contract Year.

                  (iv) The Parties agree that the Company's provision of Impressions as part of any Ad Bundle and the placement of the same as designated by FUSA for the purpose of maximizing the response rate, including but not limited to the placement of Impressions which are displayed to new Subscribers as part of the first set of advertisements viewed, is material to FUSA's entering into this Agreement.

         (i) The Parties agree that if at the end of any Contract Year during the Initial Term or any applicable Renewal Term, the Program has not attained the annual Account Goals as established within Exhibit "A" attached hereto and incorporated herein, then, either Party shall have the right to terminate this Agreement by delivering to the other Party, at least thirty (30) days prior to its intended effectiveness (but in no event later than 30 days after the end of such Contract Year), a written statement of such Party's intention to terminate (a "Notice of Intention to Terminate"), in accordance with the provisions described
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[***]    Confidential treatment has been requested for this portion pursuant to
         Rule 406 promulgated under the Securities Act of 1933, as amended.


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                  below in (i) and (ii). Upon the effectiveness of such a
                  termination, the parties shall not have any further obligation to each other (including the obligation to pay Advances relating to future Contract Years and obligations to serve Impressions and attain Account Goals). Notwithstanding any other provision of this Agreement, and for the avoidance of doubt, if, in any given Contract Year, this Agreement is terminated pursuant to this subsection regardless of the reason, then Company will have no obligation to refund to FUSA any unearned Advance Payments and any unearned portion of the Subscriber Growth Advance with respect to the preceding Contract Year, essentially the Contract Year in which the Account Goal was not met. The Company will have an obligation to refund any unearned Advance Payments and any unearned portion of the Subscriber Growth Advance with respect to the current Contract year, essentially the year in which notice of termination is rendered.


                  (i) If Company delivers a Notice of Intended Termination to FUSA, then FUSA shall have the right to reject such termination by (i) providing written notice (a "Notice of Rejection") to the Company within 10 days of FUSA's receipt of the Notice of Intended Termination, such Notice of Rejection to be accompanied by payment of the Advance for the next Contract Year. If FUSA delivers a Notice of Rejection to the Company, FUSA shall be deemed to have waived any remedy it might have under this Agreement with respect to the non-performing Contract Year, including without limitation any further obligation of the Company to transmit additional Ad Bundles or Impressions to achieve the Account Goal related to such Contract Year. If FUSA delivers a Notice of Rejection to the Company, Company will be deemed to have earned all Fees which would have been due and payable if Company had attained all Account Goals during the prior Contract Year, and all such Fees shall be due and payable to Company. If FUSA does not deliver a Notice of Rejection within 10 days of FUSA's receipt of a Notice of Intended Termination, then the Company shall have the option of permitting the Notice of Intended Termination to become effective on the termination date stated therein or to revoke the Notice of Intended Termination and permit this Agreement to remain in full force and effect.

                  (ii) If FUSA delivers a Notice of Intended Termination to the Company, then Company shall have the right to reject such termination by (i) providing written notice (a "Notice of Rejection") to FUSA within 10 days of Company's receipt of the Notice of Intended Termination. If the Company delivers such a Notice of Rejection, then the current Contract Year shall be extended and the Company shall cause the display of additional Impressions (at no additional charge to FUSA) until such time as the Company has achieved the Account Goals for such Contract Year (the "Account Goal Shortfall"). The Parties agree that if the Account Goal is not attained within three (3) months of the Company's election to extend, then the Company has the right, in its sole and absolute discretion, to

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                           terminate this Agreement along with all obligations
                           therein. If however, the Account Goals are attained then the next Contract Year shall convene at the time the Account Goal Shortfall is met. Upon the convening of the next Contract Year, FUSA will be obligated to pay to the Company the Advance with respect to the next Contract Year in accordance with Exhibit A. The Parties agree that if the Company's Impression delivery to make good on the Account Goal Shortfall is increased by more than [***] of the given Contract Years' commitment, then the Company's Impression commitment for the next Contract Year shall increase by the actual percentage increase necessary to reach the Account Goal in the given Contract Year. Furthermore, the Parties agree that each following Contract Years' Impression commitment shall be increased proportionately in addition to any other increase. If Company does not deliver a Notice of Rejection within 10 days of Company's receipt of a Notice of Intended Termination , then FUSA shall have the option of permitting the Notice of Intended Termination to become effective on the termination date stated therein or to revoke the Notice of Intended Termination and permit this Agreement to remain in full force and effect.

                  (iii) If neither Party exercises its right to terminate, then, this Agreement will remain in force and the Advance with respect to the next Contract Year shall be reduced pro-rata by the amount that the Account Goal Shortfall bears to the Account Goal with respect to that Contract Year and the Impression commitment for the next Contract Year shall also be reduced by the equivent of [***] percent of the above referenced pro-rata Advance Payment reduction.

4.       FEES.

         (a) To Company. During the Term of this Agreement FUSA shall pay to Company certain Account Fees, Renewal Fees, Marketing Fees, Payment Advances, and Subscriber Growth Advances (collectively, the "Fees") as set forth on Exhibit "A" attached hereto.

         (b) Account Fees and Renewal Fees shall be payable during the Term upon the purchase of a Product or opening of an Account (or, as applicable, renewal of such Product or Account) by a Company Subscriber by means of the Company Service. A Product will be deemed purchased, and an Account will be deemed opened, upon FUSA's approval of such Company Subscriber's application. FUSA agrees to apply its standard credit policies and procedures in approving Company Subscriber Applications. The Parties agree that an Account Fee and/or Renewal Fee shall be payable during the Term in connection with (i) each separate Account opened or Product purchased, even if by a single Company Subscriber; and (ii) any Account or Product retained by any individual after such individual ceases to be a Company Subscriber, provided that the Account was
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[***]    Confidential treatment has been requested for this portion pursuant to
         Rule 406 promulgated under the Securities Act of 1933, as amended.

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                  opened or the Product was purchased while the individual was still a Company Subscriber. Notwithstanding the forgoing, FUSA shall not be obligated to pay to the Company any duplicate Fees described in Exhibit "A" in the event that the Accounts on which such Fees are calculated represent substitute Accounts, including, but not limited to, Accounts which are established due to the loss or theft of an Account holder's or Account member's existing Account or Accounts which were established as a result of former joint Account holders or Account members requesting individual Accounts.

         (c) FUSA shall provide Company with a reconciliation report within thirty (30) days following the end of each calendar quarter setting forth the amount of Fees earned by Company during such calendar quarter, together with payment in full of any amounts owing to Company and payable pursuant to the terms of this
                  Section 4. FUSA shall pay the Marketing Fee, and (as applicable) the Subscriber Growth Advance, if any, on the Commencement Date and on the first day of each Contract Year thereafter; except that FUSA shall pay the first Marketing Fee on the Effective Date of the Agreement. FUSA shall pay quarterly installments of the Advance Payments as set forth in Exhibit A on the first date of each calendar quarter of each Contract Year, beginning on the Commencement Date and continuing on the first day of each calendar quarter thereafter. The Parties agree that the Marketing Fee for each Contract Year is non-refundable, except as expressly provided in this Agreement.

         (d) FUSA's obligation to pay any of the aforementioned Fees to the Company shall cease immediately upon the termination of this Agreement for any reason whatsoever, provided that any Fees that have accrued to the Company shall be reconciled and paid to the date of termination.

5.       RECORDS.

         (a) During the Term of this Agreement and for a period of [***] years thereafter, FUSA agrees that it will maintain full and accurate records with respect to all Accounts established and Products sold pursuant to this Agreement. During such time, upon no less than ten (10) business days prior notice, such records shall be open for inspection by representatives of Company at such reasonable times as shall be agreed upon by FUSA, provided that any inspection shall be subject to such security procedures as FUSA may reasonably impose and subject to such limitations as may be required under applicable rules, regulations or statutes governing the conduct of FUSA's business.

         (b) During the Term of this Agreement and for a period of [***] years thereafter, Company agrees that it shall keep full and accurate records with respect to the annual Impressions delivered and Ad Bundles transmitted during the Program pursuant to this Agreement. During such time, upon no less than ten (10) business days prior notice, such records shall be open for inspection by representatives of FUSA at such reasonable times as shall be agreed upon by Company, provided
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[***]    Confidential treatment has been requested for this portion pursuant to
         Rule 406 promulgated under the Securities Act of 1933, as amended.


                                       9
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                  that any inspection shall be subject to such security
                  procedures as Company may reasonably impose and subject to such limitations as may be required under applicable rules, regulations or statutes governing the conduct of Company's business.

6. RELATIONSHIP. Nothing in this Agreement is intended to or shall be construed to constitute or establish an agency, joint venture, partnership or fiduciary relationship between the Parties, and neither Party shall have the right or authority to act for or on behalf of the other Party.

7.       CONFIDENTIALITY.

         (a) The Parties acknowledge and agree that the terms of this Agreement and all information provided to or in connection with either Party's performance under this Agreement shall be considered confidential and proprietary information ("Confidential Information") and shall not be disclosed to any third party without the prior written consent of the Party providing the Confidential Information ("Disclosing Party"). Confidential Information shall include, without limitation:
                  (i) names, addresses, and demographic, behavioral, and credit information relating to Company Subscribers, FUSA Account holders or Account members or potential FUSA Account holders or Account members; (ii) Company Subscriber, Account holder or Account member communication materials and issuance strategies or methods developed or implemented by either Party; (iii) each Party's business objectives, assets and properties; and
                  (iv) each Party's programming techniques and technical, developmental, cost and processing information.

         (b) The Party receiving such Confidential Information ("Receiving Party") shall use Confidential Information only for the purpose of performing the terms of this Agreement and shall not accumulate in any way or make use of Confidential Information for any other purpose. The Receiving Party shall ensure that only its employees, authorized agents, or subcontractors who need to know Confidential Information to perform this Agreement will receive Confidential Information and that such persons agree to be bound by the provisions of this Section 7 and maintain the existence of this Agreement and the nature of their obligations hereunder strictly confidential.

         (c) The obligations with respect to Confidential Information shall not apply to Confidential Information that: (i) either Party or its personnel already know at the time it is disclosed;
                  (ii) is publicly known without breach of this Agreement; (iii) either Party received from a third party authorized to disclose it without restriction; (iv) either Party, its agents or subcontractors, developed independently without use of Confidential Information; or (v) either Party is required by law, regulation or valid court or governmental agency order or request to disclose, in which case the Party receiving such an order or request, to the extent practicable, must give notice to the other Party, allowing them to seek a protective order.

         (d) Each Party agrees that any unauthorized use or disclosure of Confidential Information may cause immediate and irreparable harm



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                  to the Disclosing Party for which money damages may not
                  constitute an adequate remedy. In that event, each Party agrees that injunctive relief may be warranted in addition to any other remedies the Disclosing Party may have. In addition, the Receiving Party agrees promptly to advise the Disclosing Party in writing of any unauthorized misappropriation, disclosure or use by any person of the Confidential Information which may come to its attention and to take all steps at its own expense reasonably requested by the Disclosing Party to limit, stop or otherwise remedy such misappropriation, disclosure or use.

         (e) Upon either Party's demand, or upon the termination of this Agreement, the Parties shall comply with each other's reasonable instructions regarding the disposition of Confidential Information which may include return of any and all Confidential Information (including any copies or reproductions thereof). Upon request, such compliance shall be certified in writing, including a statement that no copies of confidential information have been kept.

         (f) Except as necessary for its performance under this Agreement, neither Party shall use the name of the other, its affiliates or subsidiaries in connection with any representation, publication or advertisement, or make any public statement relating to the other Party, its affiliates or subsidiaries, without the prior full disclosure of the same to the other Party, and the prior written consent of the other Party.

         (g) Except as may be required by law, regulation or any governmental authority, neither Party, nor any of its affiliates, shall issue a press release or make public announcement or any disclosure to any third party related to the transactions contemplated by this Agreement without the prior consent of the other Party, which consent shall not be unreasonably withheld or delayed. The Parties agree to issue no less than one press release (the timing and content of which is subject to the approval of both Parties) announcing this Agreement and summarizing certain of its principal terms.

         (h) Notwithstanding the foregoing, it is additionally agreed that the Parties may disclose the terms of this Agreement to potential investors as well as their representatives and agents for the sole purpose of advising such parties in connection with such investment. The Party disclosing may disclose the terms of this agreement to the extent reasonably necessary for the purpose of raising capital so long as the investor enter into an obligation of confidentiality. The Party disclosing the Confidential Information agrees that it will take reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information in order to prevent it from falling into the public domain or into the possession of persons other than those persons authorized hereunder. Such measures shall include those measures utilized to protect ones own Confidential Information of a similar nature, but in any event no less than a reasonable degree of care. The Parties agree that the Confidential Information shall be provided on a need-to-know basis only and provided only if the party to whom the Confidential Information is provided to is made aware of the confidential nature of the information and further provided that the

                  Confidential Information shall not be disclosed, either directly or indirectly, to a competitor of FUSA (it being understood that the Company's obligation shall be conditioned on FUSA's providing Company with a list of its competitors for the purposes of this Section at the time of execution of this Agreement with FUSA maintaining the right to reasonably supplement the list from time to time) in any manner whatsoever except as permitted herein without FUSA's express prior consent, which consent shall not be unreasonably withheld. Third party recipients of this Agreement pursuant to this provision are hereby advised and placed on notice of the confidential nature of this Agreement and all information contained herein and that the Confidential Information provided is to be utilized solely in conformity with this Section and this Agreement. Any information obtained as a result of such notice, shall be subject to the confidentiality provisions of this Section.

         (i) The obligations of this Section 7 shall survive the termination of this Agreement for a period of [***] years.

8.       Representations and Warranties.

         (a) FUSA represents, warrants, and covenants that: (i) it is a national banking association duly organized, validly existing and in good standing under the laws of the United States; (ii) the execution and delivery by FUSA of this Agreement, and the performance by FUSA of the transactions contemplated hereby, are within FUSA's corporate powers, have been duly authorized by all necessary corporate action, do not require any consent or other action by or in respect of, or filing with, any third party or governmental body or agency (other than informational filings required by MasterCard or Visa), and do not contravene, violate or conflict with, or constitute a default under, any provision of applicable law or regulation or of the charter or by-laws of FUSA or of any agreement, judgment, injunction, order, decree or other instrument binding upon FUSA; (iii) it has the right, power and authority to execute this Agreement and act in accordance herewith; (iv) all FUSA Material provided to Company for incorporation into any Ad Bundle does not infringe the intellectual property rights of any third party, including without limitation copyright, patent, trademark, trade secret, or right of publicity, or any contractual right of any third party; (v) its performance under this Agreement and all Products distributed via the Company Service by FUSA will conform to all laws and governmental rules and regulations applicable to FUSA's business; and (vi) it is not currently aware of any claims, and is not currently involved in any litigation, challenging its rights to market its Products in the manner contemplated under this Agreement or that would have a material adverse impact on FUSA's ability to perform its obligations contemplated herein;

         (b) Company represents, warrants and covenants that: (i) it is a Delaware limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware;
                  (ii) the execution and delivery by Company of this Agreement, and the performance by
--------------------------
[***] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                  Company of the transactions contemplated hereby, are within Company's powers, have been duly authorized by all necessary action, do not require any consent or other action by or in respect of, filing with, any third party or any governmental body or agency, and do not contravene, violate or conflict with, or constitute a default under, any provision of applicable law, regulation, or under any governing documents, charter or bylaw, or any agreement, judgment, injunction, order, decree or other instrument binding on Company; (iii) it is not currently aware of any claims, and is not currently involved in any litigation, challenging Company's ownership of the Company Marks that would have a material adverse impact on Company's ability to perform its obligations contemplated herein; (iv) it is not aware of any claims, and is not currently involved in any litigation, challenging the Company's access to the Web and/or the Internet that would have a material adverse impact on Company's ability to perform its obligations contemplated herein; and (v) it has the right, power and authority to execute this Agreement and act in accordance herewith.

         (c) EXCEPT AS SPECIFIED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE REGARDING SUCH SUBJECT MATTER. THE FOREGOING WAIVER SHALL NOT BE CONSTRUED TO LIMIT OR PROHIBIT EITHER PARTY HEREUNDER FROM PURSUING THE REMEDIES SET FORTH ELSEWHERE IN THIS AGREEMENT OR AS OTHERWISE AVAILABLE AT LAW OR IN EQUITY FOR A BREACH BY THE OTHER PARTY HEREUNDER OF ANY CONTRACTUAL OBLIGATION UNDER THIS AGREEMENT.

9.         INDEMNIFICATION; LIMITATIONS ON LIABILITY.

         (a) FUSA shall not be responsible in any way for any misrepresentation, negligent act or omission or willful misconduct of Company, its affiliates, officers, directors, agents, or employees in connection with the entry into or performance of any obligation of Company under this Agreement. Further, Company shall indemnify, defend and hold FUSA harmless from and against all third-party claims, actions, suits or other proceedings, and any and all losses, judgments, damages, expenses or other costs (including reasonable counsel fees and disbursements), arising from or in any way relating to: (i) any actual or alleged violation or inaccuracy of any representation or warranty of Company contained in Section 8 above; (ii) any actual or alleged infringement of any trademark, copyright, trade name relating to the use by FUSA of the Company Marks as contemplated by this Agreement; and/or
                  (iii) any negligent act or omission or willful misconduct of Company or its directors, officers, employees, agents or assigns in connection with the entry into or performance of this Agreement.

         (b) Company shall not be responsible in any way for any misrepresentation, negligent act or omission or willful misconduct of FUSA, its affiliates, officers, directors, agents, or employees in connection with the entry into or performance of any obligation of FUSA under this Agreement. Further, FUSA shall indemnify, defend and hold Company harmless from and against all third-party claims, actions, suits or other proceedings, and any and all losses, judgments, damages, expenses or other costs (including reasonable counsel fees and disbursements), arising from or in any way relating to: (i) any actual or alleged violation or inaccuracy of any representation or warranty of FUSA contained in Section 8 above; (ii) any actual or alleged infringement of any trademark, copyright, trade name or other proprietary ownership interest resulting from the use by FUSA of any rights held or purported to be held by FUSA for the purpose of fulfilling its obligations pursuant to this Agreement; (iii) any act or omission of FUSA in connection with the issuance of Product(s) and/or the administration of Accounts (iv) the content of any FUSA Material that was provided to the Company by FUSA for display through any Impressions delivered on behalf of FUSA under this Agreement; and (v) any negligent act or omission or willful misconduct of FUSA or its directors, officers, employees, agents or assigns in connection with the entry into or performance of this Agreement.

         (c) Each Party's obligations to provide indemnification under this Agreement shall be contingent upon the Party seeking indemnity: (i) providing the indemnifying Party with prompt written notice of any claim for which indemnification is sought (provided, however, that the indemnifying party shall be relieved from its indemnification obligations, as a result of failure to render notice, only to the extent that it is prejudiced by the failure to receive prompt notice), and (ii) cooperating fully with the indemnifying Party (at the indemnifying Party's expense). Each Party's obligations under this Section 9 shall survive expiration or termination of this Agreement.

         (d)      If any claim, action, suit or other proceeding covered under
                  Section 9(a) or 9(b) of this Agreement ("Claim") is asserted against a Party entitled to indemnification under such Section 9(a) or 9(b) ("Indemnified Party"), then: (i) the Party obligated to indemnify ("Indemnifying Party") shall assume, at its cost and expense, the sole defense of such Claim, provided that an Indemnified Party may at its option and expense select and be represented by separate counsel; (ii) the Indemnifying Party shall maintain control of such defense, provided that the Indemnifying Party may settle a claim as to the Indemnified Party only with the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld; and (iii) the Indemnified Party may, at its option and expense, participate in such defense.

         (e) EXCEPT WITH RESPECT TO EACH PARTY'S INDEMNIFICATION OBLIGATIONS AS SET FORTH IN SECTION 9 HEREIN, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

                  WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE LIABILITY OF THE PARTIES FOR DAMAGES HEREUNDER, WHETHER IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY, IS LIMITED TO, AND WILL NOT EXCEED, THE FOLLOWING APPLICABLE AMOUNTS: FUSA'S LIABILITY SHALL NOT EXCEED THE GREATER OF (A) TOTAL AMOUNTS DUE AND UNPAID BY FUSA TO COMPANY HEREUNDER; OR (B) TOTAL AMOUNTS TO BE PAID BY FUSA TO COMPANY DURING THE CONTRACT YEAR IN WHICH THE EVENT GIVING RISE TO THE DAMAGE OCCURS (OR IF PRIOR TO THE COMMENCEMENT DATE, THE FIRST CONTRACT YEAR); AND COMPANY'S LIABILITY SHALL NOT EXCEED THE LESSER OF: (A) AMOUNTS RECEIVED BY COMPANY FROM FUSA DURING THE CONTRACT YEAR IN WHICH THE EVENT GIVING RISE TO THE DAMAGE OCCURS (OR IF PRIOR TO THE COMMENCEMENT DATE, THE FIRST CONTRACT YEAR); OR (B) TOTAL AMOUNTS TO BE PAID BY FUSA TO COMPANY DURING THE CONTRACT YEAR IN WHICH THE EVENT GIVING RISE TO THE DAMAGE OCCURS (OR IF PRIOR TO THE COMMENCEMENT DATE, THE FIRST CONTRACT YEAR). HOWEVER, THE FOREGOING LIMITATION OF LIABILITY SHALL NOT PRECLUDE EITHER PARTY FROM SEEKING EQUITABLE RELIEF IN THE EVENT OF DEFAULT BY THE OTHER PARTY HEREUNDER UNDER THE TERMS OF THIS AGREEMENT.

         (f) The Parties agrees that any obligation or liability arising under or relating to this Agreement shall be without recourse to any partner of either Party, any controlling person thereof and any successor to any such partner or person, and no such partner, controlling person or successor shall have any liability in such capacity for the obligations of a Party to this Agreement.

10.      TERM/TERMINATION.

         (a) Subject to each Party's right to terminate pursuant to Section 3 (i) of this Agreement, and subsection 10 (b), (c), (d), (e),
                  (f), and (g) below, this Agreement shall be effective as of the Effective Date hereof and shall continue for an Initial Term that ends [***] years from the Commencement Date. Notwithstanding the foregoing, the Parties agree that at any time after the first thirty (30) months following the Commencement Date, either Party has the right to terminate this Agreement and all obligations contained herein provided that it has given no less than ninety ( 90) days prior written notice to the other Party. Provided that this Agreement is not terminated prior to the expiration of the Initial Term, this Agreement shall be automatically renewed upon the expiration of the Initial Term for successive
--------------------------
[***] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                  Renewal Terms of two (2) years each from the date of expiration of the previous Initial Term or Renewal Term, as applicable. Such renewal shall not be effective if, at least ninety (90) days prior to the termination of the Initial Term or the then current Renewal Term, either Party shall have notified the other in writing of its decision not to renew this Agreement. If the terms hereof are to be amended in connection with any Renewal Term, an appropriate addendum shall be executed by both Parties and added hereto reflecting, as applicable, the revised terms hereof.

         (b) If there is a material default by either Party in the performance of the terms and conditions of this Agreement, and such default shall continue for a period of thirty (30) days after receipt by the defaulting Party of written notice thereof from the non-defaulting Party (setting forth in detail the nature of such default), then this Agreement shall terminate at the option of the non-defaulting Party as of the thirty-first (31st) day following the receipt of such written notice. If, however, the default cannot be remedied within such thirty (30) day period, such time period shall be extended for an additional period of not more than thirty (30) days, so long as the defaulting Party has notified the non-defaulting Party in writing and in detail of its plans to initiate substantive steps to remedy the default and diligently thereafter pursues the same to completion within such additional thirty (30) day period.

         (c) This Agreement shall be deemed terminated, without the requirement of further action or notice by either Party, in the event that either Party, or a direct or indirect holding company of either Party, shall become subject to voluntary or involuntary bankruptcy, insolvency, receivership, conservatorship or like proceedings (including, but not limited to, the takeover of such Party by the applicable regulatory agency) pursuant to applicable state or federal law and such proceedings are not dismissed within sixty (60) days of initiation thereof.

         (d) In the event that Company divests itself of its on-line business(es), FUSA shall have the right to immediately terminate this Agreement and all of its obligations contained herein upon notice to Company.

         (e) In the event that any material change in any federal, state or local law, statute, operating rule or regulation, or any material change in any operating rule or regulation of either MasterCard or Visa makes the continued performance of this Agreement under the then current terms and conditions demonstratively economically infeasible or illegal, then FUSA shall have the right to terminate this Agreement upon ninety
                  (90) days advance written notice. Such written notice shall include a detailed explanation and evidence of the demonstratively economically infeasible condition imposed.

         (f) In the event that the Company enters into any merger, acquisition, transfer of control or sale of substantially all of its assets to, or any similar transaction with, (a) any competitor of FUSA or any entity that owns a competitor of FUSA, or (b) any entity that due to its products, services and/or reputation creates a demonstrable and material conflict of interest for FUSA, then, FUSA shall have the right to terminate this Agreement upon thirty (30) days notice.

         (g) In the event that the Company enters into any merger, acquisition, transfer of control or sale of substantially all of its assets to, or any similar transaction with, a primary competitor of FUSA which due to the primary competitor's products and services creates a economically infeasible material conflict of interest for the Company, then, the Company shall have the right to terminate this Agreement upon no less than one hundred and eighty (180) days written notice, which written notice shall (if permissible) include an explanation of the circumstances surrounding such termination. Notwithstanding the foregoing, in no event shall the termination be effective during the first Year following the Commencement Date of this Agreement. If, upon the consummation of such a transaction, the party with whom Company has entered into such transaction does not request an exclusive relationship with the Company, then FUSA shall have the right to purchase advertising at the Company's then commercially reasonable standard rate, quality, quantity, and terms as for the Products offered pursuant to this Agreement.

         (h)      In the event that any representation or warranty set forth in
                  Section 7 of this Agreement is breached, then the non-breaching Party shall have the right to immediately terminate this Agreement and all of its obligations contained herein by notice to the breaching Party.

         (i)      Upon termination of this Agreement:

                  (i) Company and FUSA shall work together toward an orderly termination of this Program;

                  (ii) Each Party shall promptly return to the other any materials that have been supplied by such Party, if any, including without limitation all Confidential Information;

                  (iii) All Accounts which have been opened pursuant to the terms hereof, together with all Accounts for which applications have been received but not yet processed by FUSA as of the effective date of such termination, shall remain the sole and exclusive property of FUSA;

                  (iv) FUSA shall have the right, but not the obligation, prior to the expiration date inscribed on the Products, to reissue cards or Products previously issued to Account holder or Account members pursuant to this Agreement and to issue card or Products to applicants whose applications are received after the effective date of such termination, in its own name and without any reference to Company on such cards or Products;

                  (v) Notwithstanding any other provision of this Agreement, and for the avoidance of doubt, if, in any given Contract Year, this Agreement is terminated pursuant to Section 3 (i), regardless of the reason, then Company will have no obligation to refund to FUSA any unearned Advance Payments and any unearned portion of the Subscriber Growth Advance with respect to the preceding Contract Year, essentially the Contract Year in which the Account Goal was not met. The Company will have an obligation to refund any unearned Advance Payments and any unearned portion of the Subscriber Growth Advance with respect to the current Contract Year, essentially the Year in which notice of termination is rendered;

                  (vi) If this Agreement is terminated by FUSA pursuant to Sections 10 (b), (d), (f), or by the Company pursuant to Section 10 (a) or (g), then, Company shall be required to remit to FUSA any unearned portion of the Advance Payments and any unearned portion of the Subscriber Growth Advance payment relating to that Contract Year as of the effective date of termination, if any.

                  (vii) If this Agreement is terminated by Company pursuant to Section 10 (b), Section 10 (c), Section 10 (e), or any other provision hereof, or by FUSA pursuant to
                           Section 10 (a) or Section 10 (e) then, Company shall have the right to retain the entire amount of any Advance Payments and any Subscriber Growth Advance paid made as of the day notice of termination was rendered;

                  (vii) Except those provisions which by their terms shall survive, all obligations to Company shall cease after the effective date of termination.


11.      EXCLUSIVITY.

         (a) During the term of this Agreement, FUSA shall have the exclusive right to perform the issuing, marketing and servicing of Accounts and Products by means of the Company Services as contemplated by this Agreement, and Company agrees that during the term hereof it shall not by itself, or in conjunction with others, directly or indirectly, offer or endorse Products, or provide Company Subscribers with on-line processing of Products or enter into any agreement with others for the provision or endorsement of Products to Company Subscribers.

         (b) Notwithstanding the foregoing Section 11(a), Company shall have the right to develop, transmit, and provide advertisements specifically for the Bankcard Associations currently known as Visa or MasterCard, provided that such advertisements do not allow direct registration by means of the Company Services and further provided that Visa and MasterCard are not representing, or otherwise working on behalf of, a bankcard association member.

12. NON-COMPETITION. With respect to all Accounts established pursuant to this Agreement, Company agrees that it shall not, directly or indirectly, during the term of this Agreement (including any Renewal
         Term) and for a period of one(1) year following the termination of this Agreement for any reason whatsoever, specifically target any offer of a Product to cardmembers possessing an Account. Nothing to the contrary withstanding, Company may, after termination of this Agreement, offer current account holders the opportunity to participate in another credit card program endorsed by Company, provided Company does not specifically target Account holders but rather targets as a part of a general solicitation of Company Subscribers. Furthermore, provided no existing Account holder is directly or indirectly identified as a cardmember of FUSA, or offered incentives different from that offered to of Company Subscribers.

13. NOTICES. Any and all notices or other communications required or permitted under this Agreement shall be in writing and shall be delivered either by personal delivery; by telex, telegram, mailgram or telecopy; by nationally recognized overnight courier service; or by certified or registered mail, return receipt requested, addressed as follows:

                  If to FUSA, to:
                           FIRST USA BANK, N.A.
                           Three Christina Centre
                           201 North Walnut Street
                           Wilmington, DE  19801
                           Attention:    Kurt Campisano
                                         Senior Vice President

                           with a copy to:
                                         General Counsel
                                         Fax No. (302) 884-8361

                  If to Company, to:

                           JUNO ONLINE SERVICES, L.P.
                           120 West 45th Street, 39th Floor
                           New York, NY  10036
                           Attention:    Jordan Birnbaum
                                         Senior Vice President

                           with copies to:
                                         General Counsel
                                          Fax No. (212) 597-9000

         or to such other person or address as either Party shall have previously designated to the other by written notice given in the manner set forth above. Where notice requires a response in ten (10) or fewer business days, the notice should be sent by hand delivery or telecopy. Notices shall be deemed given one day after sent, if sent by telex, telegram, mailgram, telecopy or by overnight courier; when delivered and receipted for, if hand delivered; or when receipted for (or upon the date of attempted delivery where delivery is refused) if sent by certified or registered mail, return receipt requested.

14. ALTERNATIVE DISPUTE RESOLUTION. Company and FUSA hereby waive their rights to resolve disputes through any court proceeding or litigation and acknowledge that all disputes shall be resolved pursuant to Section 15 and 16 below, except that equitable relief may be sought pursuant to
         Section 7 and any claims alleging violations or infringement of intellectual property rights from any court of competent jurisdiction. Both Parties represent to the other that this waiver is made knowingly and voluntarily after consultation with and upon the advice of counsel and is a material part of this Agreement.

15. INFORMAL DISPUTE RESOLUTION. Any controversy or claim between Company, on the one hand, and FUSA on the other hand, arising from or in connection with this Agreement or the relationship of the Parties under this Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Dispute") shall be resolved as follows:

         (a) Upon written request of either Company, on the one hand, or FUSA on the other hand, a duly appointed representative(s) of each Party will meet for the purpose of attempting to resolve such Dispute. Should they be unable to resolve the Dispute, the designated executive representative of JUNO ONLINE SERVICES, L.P., will meet with FUSA's Executive Vice President of Marketing (the "Executives") in an effort to resolve the Dispute. Said meeting shall be in person or by telephone.

         (b) The Executives shall meet as often as the Parties agree to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

         (c) Formal proceedings for the resolution of a Dispute may not be commenced until the earlier of:

                  (i) resolution through the procedures set forth in subsections (a)-(b) hereof does not appear likely; or

                  (ii) the expiration of the thirty-five (35) day period immediately following the initial request to negotiate the Dispute;

                  provided, however, that this Section will not be construed to prevent a Party from instituting formal proceedings earlier to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors or to seek temporary or preliminary injunctive relief. The commencement of a proceeding pursuant to this provision does not relieve a Party from the executive consultation requirement contained in this Section.

16. ARBITRATION. If the Parties are unable to resolve any Dispute as contemplated above, such Dispute shall be submitted to mandatory and binding arbitration at the election of either Company, on the one hand, or FUSA on the other hand (the "Disputing Party"). Any disputes arising out of or relating to this Agreement shall be submitted to arbitration in accordance with the rules of the American Arbitration Association then in effect in Washington, D.C. and the award rendered by the arbitrators shall be binding as between the Parties and judgment on such award may be entered in any court having jurisdiction thereof. Three arbitrators familiar with the financial services, online services and advertising industries shall be appointed: one by FUSA, one by Company, and a third selected by the two arbitrators selected by FUSA and Company. In the event the first two arbitrators can not agree on the selection of a third, such third arbitrator shall be appointed by the American Arbitration Association. All decisions and awards shall be made by a majority of the three arbitrators. Notice of a demand for arbitration of any dispute subject to arbitration by one Party shall be filed in writing with the other party and with the American Arbitration Association. Each Party shall advise the other of its selected arbitrator within ten
         (10) days of the date of notice. A stenographic record shall be made of all arbitration hearings. The Parties shall share all costs of arbitration. The Parties shall each be responsible for their respective attorneys fees and costs.

17. FORCE MAJEURE. In the event that a Party fails to perform its obligations under this Agreement in whole or in part as a consequence of events beyond its reasonable control (including, without limitation, acts of God, fire, explosion, public utility failure, floods, embargoes, epidemics, war or nuclear disaster), such failure to perform shall not be considered a breach of this Agreement during the period of such disability. In the event of any force majeure occurrence as set forth in this Section, the disabled Party shall use its best efforts to meet its obligations as set forth in this Agreement. The disabled Party shall promptly and in writing advise the other Party if it is unable to perform due to a force majeure event, the expected duration of such inability to perform and of any developments (or changes therein) that appear likely to affect the ability of that Party to perform any of its obligations hereunder in whole or in part.

18. ENTIRE AGREEMENT/AMENDMENT. This Agreement, including exhibits, constitutes the entire understanding between the Parties with respect to the subject matter, and supersedes all prior written and oral proposals, understandings, agreements and representations, all of which are merged herein. Neither this Agreement, nor any amendment or modification of this Agreement, shall be effective unless it is in writing and executed by all of the Parties hereto.

19. NON-WAIVER OF DEFAULT. The failure of either Party to insist, in any one or more instances, on the performance of any terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term or condition, and the obligations of the non-performing Party with respect thereto shall continue in full force and effect.

20. SEVERABILITY. In the event that any provision of this Agreement shall, for any reason, be deemed to be invalid and unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to its conflict of law principles.

22. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.


         IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

                           JUNO ONLINE SERVICES, L.P.


                           By: /S/ CHARLES ARDAI
                               --------------------------------------
                           Charles Ardai, President




                          FIRST USA BANK, N.A.


                          By: /S/ KURT CAMPISANO
                               --------------------------------------
                          Kurt Campisano, Senior Vice President

                                    EXHIBIT A

                                      FEES

                  During the term of this Agreement and any renewal terms thereof, and provided that Company fulfills its obligations hereunder and continues to provide Impressions as provided in this Agreement, FUSA shall pay to Company, during the term of this Agreement the following Fees for marketing and promoting the Program:

         1. The Company shall be paid a [***] dollar fee (the "Account Fee") for every Account opened or Product purchased for which the application was generated on-line or otherwise (e.g., dedicated telephone line, customer reference to Company's advertising) by marketing programs conducted through the Company Services during the Term of this Agreement and during any Renewal Term thereof. If FUSA and Company mutually agree to undertake direct marketing and solicitation activities that are not through the Company's Services, then the Parties agree to negotiate in faith the method by which the marketing and solicitation efforts shall be conducted.

         2. A [***] dollar fee for each existing Account or Product on such Account's or Product's annual anniversary date, unless each such Account has been canceled prior to such anniversary date (the "Renewal Fee").

         3. Marketing and Promotional Fee: Upon the Effective Date of this Agreement and upon each anniversary of the Commencement Date thereafter (starting with the first anniversary of the Commencement Date), FUSA shall pay to the Company an annual payment of [***] which will be an annual non-refundable guaranteed marketing and promotional production fee as a result of the good will associated with this Program and for use in developing the Ad Bundles (the "Marketing Fee"). The Marketing Fee is due and payable each Contract Year regardless of whether Company has achieved the Subscriber Growth Advance (as defined below) for the previous Contract Year. Notwithstanding the foregoing, the Parties agree that if this Agreement is terminated by either Party during a Contract Year in accordance with Section 10 (a) or by FUSA in accordance with Section 10(i)(v) then, any Marketing Fee paid for the given Contract Year shall be refunded pro rata. Notwithstanding the forgoing, the Parties agree that if the Agreement is terminated during the first [***] months of the Term that Company shall not be obligated to refund any portion of the Marketing Fee paid.

         4. So long as this Agreement is in effect, FUSA shall pay the Company Yearly advances against earnings that accrue to the Company pursuant to items 1 and 2 above (the "Advance Payment"). FUSA shall pay the Company the Advance Payment in equal quarterly payments (at the start of each quarter) provided that Company is not in material breach of the
                  Agreement:
---------------------------------
[***] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                  The Advance Payments shall be paid as follows:

                          [***] through [***]: Annual payments of [***] via equal quarterly payments of [***], the first quarterly payment to be due upon the Commencement Date and paid thereafter in accordance with the Agreement. Each subsequent quarterly payment shall be due on the first day of the calendar quarter thereafter. To the extent the Account Fees and Renewal Fees earned by Company with respect to a given Contract Year exceed the Advance Payment made with respect to such Contract Year, FUSA shall pay such Account Fees and Renewal Fees to Company within 30 days following the quarter in which such Account Fees and Renewal Fees were earned.

5. For each of the first [***] Contract Years of the Term, the applicable New Account Goal for each such Contract Year shall be as follows:

                          Contract Year:      New Account Goal*
                          ---------------     -------------------
                          ---------------     -------------------
                          [***]              [***] New Accounts
                          ---------------     -------------------
                          [***]              [***] New Accounts
                          ---------------     -------------------
                          [***]              [***] New Accounts
                          ---------------     -------------------
                          [***]              [***] New Accounts
                          ---------------     -------------------
                          [***]              [***] New Accounts
                          ---------------     -------------------

                  The Account Goals are not cumulative but rather are intended to equal no less than [***] Accounts by the [***] anniversary of this Agreement. Notwithstanding the forgoing, the Parties agree that if a Subscriber Growth Advance is paid pursuant to item 6 below, that the next Contract Years' Account Goal shall increase in proportion to the Subscriber Growth Advance paid. Essentially, the Parties shall look to the Subscriber Growth Advance paid and divide that by [***] which number shall represent the increase to the Account Goals for the given Contract Year. So long as this Agreement remains in effect, FUSA shall pay the Company as an additional advance against Account Fees and Renewal Fees that accrue to the Company pursuant to items 1 and 2, based on the aggregate growth in number of Company Subscribers at the beginning of each new Contract Year under the Agreement from the prior Contract Year (the "Subscriber Growth Advance"). FUSA shall pay to the Company annually in quarterly payments commencing within forty-five (45) days of the beginning of each Contract Year and quarterly thereafter during the applicable Contract Year for the duration of the Initial Term, a Subscriber Growth Advance equal to [***] for each [***] incremental active subscribers that the Company has on the first day of such Contract Year in excess of the "Expected Beginning Subscriber Count" set forth below:*


---------------------------------
[***] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                          Respective           The Total Company Subscribers as of the
                          Contract Year:       Commencement Date plus the below respective
                                               Contract Year expected Subscriber increase
                                               (Expected Subscriber Count):
                          -------------------- --------------------------------------------
                          [***] [***]          [***]
                          -------------------- --------------------------------------------
                          [***] [***]          [***]
                          -------------------- --------------------------------------------
                          [***] [***]          [***]
                          -------------------- --------------------------------------------
                          [***] [***]          [***]
                          -------------------- --------------------------------------------

                  * The Parties agree that if a Subscriber Growth Advance is paid, Company shall increase the maximum number of Ad Bundles and Impressions as set forth in the Agreement for such Contract Year, in proportion to the Subscriber Growth Advance paid.


---------------------------------
[***] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                    EXHIBIT B

                               ACTIVATION PREMIUMS
                            TO BE PROVIDED BY COMPANY
                            -------------------------


         Pursuant to this Agreement and during the term of this Agreement, Company agrees that it will provide Account holders or Account members an Activation Premium to be determined by mutual agreement of the Parties.

         FUSA agrees to test various activation premiums to be sent to Account holders or Account members generated as a result of this Program for the purpose of encouraging the Account holders or Account member to activate their FUSA Product. FUSA agrees to pay Company up to [***] dollars, per Product holder, towards the premium (the "Premium Reimbursement").

         Company agrees that it will cooperate with FUSA to test Premium levels that FUSA may suggest provided that the Company shall not be obligated to bear any costs associated with such Premiums.

         Following expiration and/or termination of this Agreement for any reason, Company agrees that it will redeem all Premium benefits which have been earned by any Account prior to such expiration and/or termination for a period of time of at least twelve (12) months after expiration and/or termination of the Agreement or the expiration of the last point, certificate, voucher or such other vehicle as is designated by the Program and that is earned within this Program, which ever is earlier, provided FUSA continues to pay Company the Premium Reimbursement, and provided that the Company is not obligated to bear any costs associated with providing such Premium Reimbursement.

---------------------------------
[***] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                    EXHIBIT C

                                 COMPANY'S MARKS
                                 ---------------


Mark                       USPTO Reg. No. (if Applicable)

"JUNO"                     2,164,956
JUNO & DESIGN              2,165,016
JUNOWEB                    N/A
JUNOGOLD                   N/A


                                  FUSA'S MARKS

                                    EXHIBIT D

                       FUSA PRODUCTS AND RELATED SERVICES


checking accounts
savings accounts/time deposits
certificates of deposit (CDs)
individual retirement accounts (IRAs)
consumer loans
auto loans
student loans
home mortgages
home equity loans and lines of credit
credit cards and credit card products


                                       28